SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]


Check the appropriate box:


[  ]  Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)
     (2))
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-12

                             GLOBAL GOLD CORPORATION

--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):


[X] No fee required.


[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

                  ___________________________________________________________

2. Aggregate number of securities to which transaction applies:

                  ____________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 ______________________________________________________________

4. Proposed maximum aggregate value of transaction:

                  ______________________________________________________________

5. Total fee paid:

                  ______________________________________________________________


[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


       (1) Amount Previously Paid:


                  ______________________________________________________________


       (2) Form, Schedule or Registration Statement No.:


                  ______________________________________________________________


       (3) Filing Party:


                   _____________________________________________________________


       (4) Date Filed:


                   _____________________________________________________________

                            Global Gold Corporation



                                                                 April 30, 2007

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Global Gold Corporation, which will be held on Friday, June 15, 2007 at 10:00 a.m. at Global Gold Corporation, located at 45 East Putnam Avenue, Suite 118, Greenwich, Connecticut 06830.

         Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement.

         Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

         We look forward to seeing you at the Annual Meeting.

                                                     Sincerely,




                                                     Van Z. Krikorian
                                                     Chairman of the Board
Greenwich, Connecticut











         45 East Putnam Avenue, Suite 118 - Greenwich, Connecticut 06830

                      Tel: 203-422-2300   Fax: 203-422-2330

                             www.globalgoldcorp.com

                             GLOBAL GOLD CORPORATION
                        45 East Putnam Avenue, Suite 118
                          Greenwich, Connecticut 06830

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on June 15, 2007

                                 ______________

         Notice is hereby given that the 2007 Annual Meeting of Stockholders (the "Annual Meeting") of Global Gold Corporation ("Global Gold," the "Company", "we," "us," or "our") will be held on Friday, June 15, 2007 at 10:00 a.m. at the Company's offices, located at 45 East Putnam Avenue, Suite 118, Greenwich, Connecticut 06830, for the following purposes:

1. To elect five (5) directors to serve on our Board of Directors until their respective successors are duly elected and qualified;

2. To ratify the appointment of Sherb & Co., LLP as our independent auditors for the fiscal year ending December 31, 2007; and

3. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

         Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned or to which the Annual Meeting may be postponed.

         The Board of Directors has fixed the close of business on April 17, 2007 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of our common stock, $0.001 par value per share, at the close of business on April 17, 2007 will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof proxy.

                                              By Order of the Board of Directors




                                              Drury Gallagher
                                              Secretary
Greenwich, Connecticut
April 30, 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.


                                Table of Contents

                                                                                                              Page



PROXY SOLICITATION AND VOTING INFORMATION........................................................................1
PROPOSAL 1: ELECTION OF DIRECTORS................................................................................3
INFORMATION REGARDING NOMINEES FOR DIRECTOR......................................................................3
THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE..................................................................5
COMMITTEES OF THE BOARD..........................................................................................5
         The Audit Committee.....................................................................................5
         The Compensation Committee..............................................................................6
         Attendance at Board, Audit Committee, Compensation Committee and Annual Stockholders' Meetings..........6
         Membership and Meetings of the Board and its Committees Table For Year 2006(1)..........................7
COMPENSATION OF DIRECTORS........................................................................................8
         Directors' Compensation Table For Year 2006.............................................................8
EXECUTIVE OFFICERS...............................................................................................9
EXECUTIVE COMPENSATION..........................................................................................11
         Summary Compensation Table.............................................................................11
         Narrative Disclosure to the Summary Compensation Table.................................................13
         Description of Employment Arrangements with the Company's Named Executive Officers.....................13
         Description of Bonuses.................................................................................15
         Outstanding Equity Awards at Fiscal Year End 2006 Table................................................16
OWNERSHIP OF SECURITIES.........................................................................................17
         Beneficial Ownership Table.............................................................................17
         Section 16(a) Beneficial Ownership Reporting Compliance................................................19
         Certain Relationships and Related Transactions.........................................................20
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.................................................20
CODE OF BUSINESS CONDUCT AND ETHICS.............................................................................23
SOLICITATION OF PROXIES.........................................................................................23
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2008.........................................................23
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS..........................................................23
OTHER MATTERS...................................................................................................24

                             GLOBAL GOLD CORPORATION
                        45 East Putnam Avenue, Suite 118
                          Greenwich, Connecticut 06830

                                 ______________


                                 PROXY STATEMENT
                                 ______________

                     FOR 2007 ANNUAL MEETING OF STOCKHOLDERS
                           To be held on June 15, 2007

                    PROXY SOLICITATION AND VOTING INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Global Gold Corporation ("Global Gold," the "Company", "we," "us," or "our") for use at the 2007 Annual Meeting of Stockholders of Global Gold Corporation to be held on June 15, 2007, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked (1) to vote upon the election of five (5) directors to our Board of Directors, (2) to ratify and approve the appointment of Sherb & Co., LLP as our independent auditors for the fiscal year ending December 31, 2007 and (3) to act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

         The mailing address of the principal executive office of the Company is 45 East Putnam Avenue, Suite 118, Greenwich, Connecticut 06830.

         This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about April 30, 2007.

         In accordance with Global Gold's By-laws, the presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock cast on the matter at the Annual Meeting (assuming a quorum is present) is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock cast on the matter at the Annual Meeting (assuming a quorum is present) is required for the ratification of the appointment of our auditors and the approval of any other matters properly presented at the Annual Meeting. For the purpose of determining whether the stockholders have approved matters other than the election of directors under Delaware law, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker "non-votes," or proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote such shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power, are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

         Our stockholders are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for director named in this Proxy Statement and FOR ratification of the Board of Directors' selection of Sherb & Co., LLP as our independent auditors for the fiscal year ending December 31, 2007. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

         A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of Global Gold at our address set forth above, by (i) giving written notice to the Company's Secretary at the Company's address indicated above, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Company's Secretary at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will, not in and of itself, constitute revocation of a proxy). Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

         Global Gold's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, including financial statements for the fiscal year ended December 31, 2006, accompany these proxy solicitation materials. Copies of the exhibits to such report may be obtained by contacting the Company's Secretary at: Global Gold Corporation, 45 East Putnam Avenue, Suite 118, Greenwich, Connecticut 06830, Attn.: Drury Gallagher, Secretary, telephone number: (203) 422-2300.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         Our Board of Directors currently consists of five (5) members, with each of the directors serving until their successors are duly elected and qualified.

         All five (5) directors will be elected to the Board of Directors at the Annual Meeting to serve until their successors are duly elected and qualified. The Board of Directors has nominated Nicholas J. Aynilian, Drury J. Gallagher, Harry Gilmore, Ian C. Hague and Van Z. Krikorian to serve (the "Current Board Nominees"). Each of the Current Board Nominees is currently serving as a director of Global Gold and, with the exception of Mr. Gilmore, was elected at last year's Annual Meeting. Below is a summary of certain changes that have taken place in the Board during the 2006 year:

-    June 15, 2006, Mr. Agnerian was appointed Director.

- Effective September 15, 2006, Mr. Mason resigned as Director upon his appointment as Chief Operating Officer of the Company.

- December 7, 2006, Mr. Gilmore was appointed as a Director by the Board effective January 1, 2007.

- Upon being appointed to the position of Senior Vice President for Exploration and Development, Mr. Agnerian resigned from the Board as of December 31, 2006 to preserve the independent status of the Board.

         The Board of Directors anticipates that each of the nominees will serve, if elected, as a director. However, if any person nominated by the Board of Directors is unable to accept election (a condition which is not now anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. Biographical information regarding the Nominees is listed below.

                   INFORMATION REGARDING NOMINEES FOR DIRECTOR

         The following biographical descriptions set forth certain information concerning each of the nominee's age, business experience, other directorships and committee memberships in publicly held corporations and current board and committee assignments:

----------------------------------- ----------------------------------------------------------------------------------------
              Name,                                                Business Experience
               Age,                                            During the Past Five Years,
     First Became A Director                      Other Directorships and Current Committee Memberships
----------------------------------- ----------------------------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------------------------
Nicholas Aynilian                   Mr. Aynilian has been Vice-President, Secretary and Treasurer of N.Y. Aynilian &
Age 43                              Co., Inc. since 1982. He founded Vanick Properties Incorporated in 1987 and has
Director since 2004                 served as its President, Secretary and Treasurer since then.  He also founded
                                    Aynilian Funding Corporation in 1992 and has served as President, Secretary and
                                    Treasurer since then. In addition, Mr. Aynilian is the founder and Sole
                                    Proprietor of N.J.A. Investments since 1986.  Mr. Aynilian received his BS in
                                    Accounting in 1983 and his MBA in Finance in 1985, both from Fairleigh-Dickinson
                                    University.

                                    Mr. Aynilian currently serves on the Audit and Compensation Committees of the Company.
----------------------------------- ----------------------------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------------------------
Drury Gallagher                     Mr. Gallagher has served as Chairman from 1982 until January 10, 2007.  Mr.
Age 68                              Gallagher served as President of the Company from 1982 until February 1, 1997
Director since 1981                 and as Chief Executive Officer of the Company from February 1, 1997 to January
                                    10, 2007.  Mr. Gallagher has served as Treasurer of the Company since 1982.

                                    Mr. Gallagher currently serves as Chairman Emeritus, Treasurer, and Secretary of the Company.
----------------------------------- ----------------------------------------------------------------------------------------

                                       3

----------------------------------- ----------------------------------------------------------------------------------------
              Name,                                                Business Experience
               Age,                                            During the Past Five Years,
     First Became A Director                      Other Directorships and Current Committee Memberships
----------------------------------- ----------------------------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------------------------
Harry Gilmore                       Mr. Gilmore is a retired Foreign Service Officer.  In his thirty-five year
Age 69                              career in the United States Foreign Service, Ambassador Gilmore held a number of
Director since January 2007         senior positions. He served as the first U.S. Ambassador to the Republic of
                                    Armenia from May 1993 to July 1995.  His other senior positions included Deputy
                                    Commandant for International Affairs, U.S. Army War College (1991-1992) and U.S.
                                    Minister and Deputy Commandant of the American Sector, Berlin (1987-1990).
                                    Following the reunification of Germany, he served as Principal Officer of the
                                    U.S. Embassy Office, Berlin (1990-1991).  Earlier in his Foreign Service career
                                    Mr. Gilmore served as Deputy Chief of Mission, U.S. Embassy, Belgrade
                                    (1981-1985) and Director, Office of Central European Affairs, U.S. Department of
                                    State.  His other overseas postings included Munich, Moscow, Budapest and
                                    Ankara. Mr. Gilmore's final assignments as a Foreign Service Officer were devoted to the education and training of Foreign Service and other U.S.
                                    Government personnel assigned abroad.  He was Dean of the Senior Seminar at the
                                    Foreign Service Institute (1996-1997) and Dean of Area Studies (1995-1996).

                                    Mr. Gilmore currently serves on the Audit and Compensation Committees of the Company.
----------------------------------- ----------------------------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------------------------
Ian Hague                           Mr. Hague is a co-founder of Firebird Management, LLC which commenced operations
Age 45                              in 1994 and manages over $3.25 billion in eight funds.  He is a co-manager of
Director since January 11, 2005     Firebird Fund, Firebird New Russia Fund, Firebird Republics Fund, and Firebird
                                    Avrora Fund.  Since 2005, Mr. Hague has been serving as a member of the
                                    Supervisory Board of the Bank of Georgia and since 2002 he has been serving on the Board of Directors of Amber Trust, a private equity fund specializing in companies in the Baltic States.

                                    Mr. Hague currently serves on the Audit and Compensation Committees of the Company.
----------------------------------- ----------------------------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------------------------
Van Krikorian                       Mr. Krikorian served as Vice President and General Counsel of the Company from
Age 47                              June 1, 2003 until September 30, 2004, and as President and General Counsel from
Director since January 1, 2004      October 1, 2004 until January 11, 2007. Mr. Krikorian is an Adjunct Professor of
                                    Law at Pace University Law School and is on the International Council of the George
                                    Washington University Elliott School. Prior to joining the Company, Mr. Krikorian was a partner in the New York office of Vedder, Price, Kaufman & Kammholz LLP from 1998 to
                                    2003 and practiced law with Patterson, Belknap, Webb & Tyler from 1993 to 1998. He represented the Company as outside counsel since 1995 until June 1, 2003. In 1992, Mr.
                                    Krikorian was Armenia's Counselor and Deputy Representative to the United Nations.

                                    Mr. Krikorian is currently the Chairman and Chief Executive Officer and continues to act as General Counsel of the Company.
----------------------------------- ----------------------------------------------------------------------------------------

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED ABOVE.

                THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

         Our Board of Directors currently consists of five (5) directors, as described in "Proposal 1: Election of Directors." Our Board of Directors believes that there should be a majority of independent directors on the Board of Directors. Our Board of Directors also believes that it is useful and appropriate to have members of management as directors. The current board members include three (3) independent directors and two (2) members of our management.

         The Board of Directors has determined that each of Messrs. Aynilian, Gilmore and Hague are "independent", based on the standards set forth by the New York Stock Exchange. The Board has also determined that with respect to each independent director no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment by such director in carrying out the responsibilities of a director.

         The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. We have not yet formed a nominating committee. The Company intends to form such a committee. Each of our directors participates in the consideration of director nominees. Stockholders are encouraged to recommend individuals for consideration to become nominees to the Board of Directors as set forth under "STOCKHOLDERS PROPOSALS AND DIRECTOR NOMINATIONS", below. The Board of Directors uses established criteria for the selection of nominees and reviews each candidate to determine if the candidate has the appropriate skills and characteristics required of board members. In evaluating candidates, the Board of Directors considers issues of independence, diversity and expertise in numerous areas, including experience in the gold mining industry, finance, marketing, and international affairs. The Board of Directors selects individuals of the highest personal and professional integrity who have demonstrated exceptional ability and judgment in their field and who would work effectively with the other directors and nominees to the Board of Directors.

                             COMMITTEES OF THE BOARD

         The Audit Committee

         During 2006, the Audit Committee met three (3) times. The Audit Committee assists the Board of Directors in its oversight of the Company's financial accounting and reporting processes. A copy of the Charter of the Audit Committee which describes this and other responsibilities of the Committee is available on the Company's website at www.globalgoldcorp.com.

         In accordance with the Audit Committee Charter, the Audit Committee has the sole authority for the appointment, replacement, compensation, and oversight of the work of our independent auditors, reviews the scope and results of audits with our independent auditors, reviews with management and our auditors our annual and interim operating results, considers the adequacy of our internal controls over financial reporting, our disclosure controls and procedures, considers our auditors' independence, and reviews and approves in advance all engagements of any accountant (including the fees and terms thereof). The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints regarding our accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         The Audit Committee currently consists of Messrs. Aynilian, Gilmore and Hague. Michael T. Mason served on the Audit Committee until his September 15, 2006 appointment as Chief Operating Officer of the Company. Each of the current members of the Audit Committee is "independent" under the standards established by the Securities and Exchange Commission (the "SEC") for members of audit committees and each member is "independent" under the standards set forth by the New York Stock Exchange for its listed companies. Mr. Mason was independent until he was appointed as Chief Operating Officer and resigned upon such appointment to preserve the independent status of the Audit Committee. Mr. Aynilian has been determined by our Board of Directors to meet the qualifications of an "audit committee financial expert" in accordance with SEC rules.

REPORT OF THE AUDIT COMMITTEE

         The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

         The Audit Committee has, among other activities, (i) reviewed and discussed with management our audited annual financial statements for the fiscal year ended December 31, 2006; (ii) discussed with Sherb & Co., LLP, the matters required to be discussed by American Institute of Certified Public Accountants Auditing Standards Board on Auditing Standards No. 61 "Communications with Audit Committees" and (iii) considered the independence of Sherb & Co., LLP, by having discussions with representatives of Sherb & Co., LLP, having received and reviewed a letter from them including disclosures required by the Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees." On the basis of the above, the Audit Committee has recommended to the Board of Directors that our audited financial statements for the fiscal year ended December 31, 2006 be included in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

Submitted by the Audit Committee of the Board of Directors

Nicholas J. Aynilian, Chairman
Harry Gilmore
Ian Hague

April 17, 2007

         The Compensation Committee

         On May 10, 2006, the Board of Directors adopted a charter for the Compensation Committee (the "Compensation Committee Charter"), a copy of which is available on the Company's website at www.globalgoldcorp.com.

         During 2006, the Compensation Committee met two (2) times. The Compensation Committee assists the Board of Directors in its oversight of the compensation of the directors and officers of the Company. In accordance with the Compensation Committee Charter, the responsibilities of the Compensation Committee are to (i) review and recommend to the Board for approval, compensation (including incentive compensation plans and equity based compensation plans) of the Company's CEO, executive officers and other key officers; (ii) review and approve general benefits and compensation strategies;
(iii) develop and approve all stock ownership, stock option and other equity based compensation plans of the Company; and (iv) grant any shares, stock options, or other equity based awards under all equity based compensation plans.

         The Compensation Committee currently consists of Messrs. Aynilian, Gilmore and Hague. Michael T. Mason served on the Audit Committee until September 15, 2006 when he was appointed as Chief Operating Officer of the Company. Each of the current members of the Compensation Committee has been determined to be independent under the standards established by the SEC for members of a compensation committee and each member would qualify as "independent" under the standards set forth by the New York Stock Exchange for its listed companies. Mr. Mason was independent until he was appointed as Chief Operating Officer of the Company when he resigned to preserve the independent status of the Audit Committee.

Attendance  at  Board,  Audit  Committee,   Compensation  Committee  and  Annual
Stockholders' Meetings.

         The Board of Directors met eight (8) times during 2006. Each of the Company's directors is expected to attend each meeting of the Board of Directors and any committees on which he serves. In 2006, each of our directors attended at least seventy five percent (75%) of the meetings of the Board of Directors and of the committees on which he served. We do not currently have a policy requiring attendance of our directors at our annual meetings of stockholders.

 MEMBERSHIP AND MEETINGS OF THE BOARD AND ITS COMMITTEES TABLE FOR YEAR 2006(1)

                                                                                                Compensation
                    Name                        Board of Directors       Audit Committee          Committee
                    ----                        ------------------       ---------------        ------------
Drury J Gallagher*                                Chair Emeritus
Van Z. Krikorian*                                     Chair
Nicholas J. Aynilian                                  Member                  Member               Member
Ian C. Hague                                          Member                  Member               Member
Michael T. Mason (2)(former independent               Member                  Member               Member
member)
Hrayr Agnerian(3) (former independent                 Member                  Member               Member
member)

Number of Meetings Held in 2006                          8                      3                     2
                                               Includes 5 telephonic        Includes 0           Includes 1
                                                                            telephonic           telephonic

Notes to Membership and Meetings of the Board and its Committees Table
----------------------------------------------------------------------
*Non-independent Board member.

(1) Mr. Gilmore was appointed to the Board and the Audit and Compensation Committees by the Board of Directors on December 7, 2006, effective January 1, 2007.
(2) Upon his appointment as President and Chief Operating Office of the Company on September 15, 2006, Mr. Mason resigned as a Board member, effective September 15, 2006.
(3) Upon his appointment as Senior Vice President for Exploration of the Company on January 1, 2007, Mr. Agnerian resigned as a Board member, effective December 31, 2006.

                            COMPENSATION OF DIRECTORS

         The Board of Directors believes that compensation for our directors should be equity-based compensation. Our independent directors do not receive consulting, advisory or other compensatory fees from us in addition to their compensation as directors.

         In July 2002, our Board of Directors had adopted a compensation policy for the directors that consists of annual awards of 50,000 shares of Common Stock to each director in recognition of his ongoing services as director. The shares payable for services for the 2006 fiscal year were issued on February 10, 2006. No additional fees are paid for service on the Committees of the Board.

         Beginning in 2007, the Company will grant options as director compensation and not issue awards of Common Stock. On January 11, 2007, the Company issued options to purchase 100,000 shares of the Company's Common Stock under the Global Gold Corporation 2006 Stock Incentive Plan (the "GGC 2006 Incentive Plan") as director compensation to each of Messrs. Aynilian, Gallagher, Gilmore, Hague, and Krikorian at an exercise price of $0.86 per share. The Company maintains its practice of reimbursing reasonable expenses incurred for service on the Board or any of its Committees.

                   DIRECTORS' COMPENSATION TABLE FOR YEAR 2006

         The following table reflects the equity compensation received during the 2006 fiscal year by each non-management director who served on the Company's Board of Directors and the Committees of the Board of Directors. No cash compensation was paid to the Company's Board of Directors. Please see "SUMMARY COMPENSATION TABLE" for disclosure of Directors' fees paid to management directors in the 2006 fiscal year.


                               Stock Awards    Total Director
      Name of Director              (1)          Compensation
Nicholas J. Aynilian            $75,000 (2)        $75,000
Ian C. Hague                    $75,000 (3)        $75,000
Hrayr Agnerian                  $85,000(4)         $85,000

Notes to Directors' Compensation Table

(1) This column represents the dollar amount grant date value recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of Common Stock granted to the Named Executives Officers in 2006, in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 123R "Share-based Payments." See Note 2(j) on pages F-10 and F-11 of the consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006 regarding assumptions underlying valuation of equity awards. Any estimate of forfeitures related to service-based vesting conditions are disregarded pursuant to the SEC Rules.
(2) Mr. Aynilian was granted 50,000 shares of restricted Common Stock as compensation for serving as a Director on February 22, 2006 at a fair market value of $1.50 per share. The restricted stock vested on the date of grant.
(3) Mr. Hague was granted 50,000 shares of restricted Common Stock as compensation for serving as a Director on February 22, 2006 at a fair market value of $1.50 per share. The restricted stock vested on the date of grant.
(4) Mr. Agnerian was granted 50,000 shares of restricted Common Stock as compensation for serving as a Director on June 15, 2006, at a fair market value of $1.70 per share. The restricted stock vested on the date of grant.

                               EXECUTIVE OFFICERS

         The following biographical descriptions set forth certain information concerning each of the Company's executive officer's positions with the Company, age and business experience. For a description of Mr. Krikorian and Mr. Gallagher see "INFORMATION REGARDING NOMINEES FOR DIRECTOR" above.


----------------------------------- --------------------------------------------------------------------------------------
              Name,                                                Business Experience
               Age,                                            During the Past Five Years,
             Position                             Other Directorships and Current Committee Memberships
==========================================================================================================================
Michael T. Mason                    Mr. Mason was a director from January 1, 2004 through September 15, 2006, when
Age 62                              he began serving as the Chief Operating Officer.  Mr. Mason began his career
President and Chief Operating       with Phelps Dodge Corporation while completing his B.S. in Metallurgical
Officer                             Engineering at the University of Arizona; thereafter, he assumed an engineering position with American Smelting and Refining Corporation.  During his ten year tenure with ASARCO, Mr. Mason was actively involved with management, labor relations, engineering design and plan management of mineral processing, hydro-metallurgical and pyro-metallurgical facilities, and metallurgical materials management related to the sale and purchase of raw materials from/for mines, smelters, and refineries within ASARCO's international industry complex.
                                    Mr. Mason has been the President and Director of MBMI Resources Inc. since
                                    1997.  Mr. Mason has been the Managing Partner of Mineral Services, LLC since
                                    1999.   Mr. Mason has also been the Managing Director and Principal of
                                    Tradellion, Inc. since 1997.  Mr. Mason is a director for Geovic Mining Corp, since 2006, ECU Silver Mining Co., since 2004, and Euromax Resources Ltd, since
                                    2002, all are Canadian companies listed on the TSX Venture Exchange.

                                    Mr. Mason currently serves as President and Chief Operating Officer of the Company.
==========================================================================================================================
Hrayr Agnerian                      Mr. Agnerian was a director from June 15, 2006, but agreed to step down from the
Age 64                              Board as of December 31, 2006 to maintain an independent Board of Directors due
Senior Vice President for           to accepting a position within the Company.  Mr. Agnerian is a geologist with 35
Exploration and Development         years experience in international exploration.  Mr. Agnerian served as a consulting geologist with Roscoe Postle Associates, project geologist and district geologist with the Saskatchewan Mining Development Corp. (now Cameco) since 2002.
                                    Mr. Agnerian has extensive experience in mineral exploration activities, from project generation through management. He has worked in a variety of geological environments across Canada, as well as in Kazakhstan, Armenia, Brazil, Chile, Cuba, Guyana, Kenya,
                                    Lebanon, Mali, Mexico, Panama, Peru, Portugal, Russia, South Africa, Spain,
                                    Suriname, Tanzania, the United States and Venezuela.

                                    Mr. Agnerian currently serves as Senior Vice President of Exploration and Development.
==========================================================================================================================
Lester Caesar                       Mr. Caesar has been the Company's Chief Financial Officer since August 1, 2005
Age 51                              and was the Company's Chief Accounting Officer prior to that. Mr. Caesar is a
Chief Financial Officer             certified public accountant licensed to practice in New York and a member of the
                                    AICPA & NYSSCPA. He is the principal of a medium sized CPA firm, Lester S.
                                    Caesar & Company, in New York City from 1997 to present.

                                    Mr. Caesar currently serves as Chief Financial Officer.
==========================================================================================================================

                                        9


----------------------------------- --------------------------------------------------------------------------------------
              Name,                                                Business Experience
               Age,                                            During the Past Five Years,
             Position                             Other Directorships and Current Committee Memberships
==========================================================================================================================
Jan Dulman                          Mr. Dulman has been the Company's Controller since August 1, 2005. Mr. Dulman is
Age 33                              a certified public accountant licensed in the State of Connecticut.
Controller                          Mr. Dulman was an accountant at a medium sized CPA firm, Radin, Glass & Co., from May 2001 to December 2002.  Mr. Dulman has been a financial advisor with
                                    AXA Advisors, LLC from 2003 to present.

                                    Mr. Dulman currently serves as Controller.
==========================================================================================================================
Dr. W.E.S. Urquhart                 Dr. W.E.S. Urquhart is Vice President in charge of the Company's operations in
Age 56                              South America and also works on the Company's Canadian, Armenian, and other operations
Vice President                      He has a Ph.D. in geology and over 35 years experience in geophysics. Dr. Urquhart was
(South American Operations)         an owner and President of High Sense Geophysics, Ltd. until it was sold to Fugro N.V.
                                    in 2000. He was a director and past Vice President of the Prospectors and Developers
                                    Association of Canada. Dr. Urquhart has been the owner and President of GeoExplo Ltda.
                                    since 2002. Dr. Urquhart has also been the owner and President of New-Sense Geophysics
                                    Limited since 2005.

                                    Dr. Urquhart currently serves as Vice President - South American Operations.
----------------------------------- --------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table shows the total compensation paid for the 2006 fiscal year to the Company's Chief Executive Officer and the other three most highly compensated executive officers in 2006. The individuals included in the following table are collectively referred to as the "Named Executive Officers." (For narrative disclosure of the philosophy and structure of the Company's equity compensation earned by the Named Executive Officers, please refer to the "Narrative Disclosure to the Summary Compensation Table" below.)

Named Executive Officer and   Year     Salary     Bonus (1)    Stock Awards       Option Awards           Total
     Principal Position                                            (2)(3)             (2)(4)
============================ ======= =========== ============ ================= =================== ==================
Van Z. Krikorian              2006     $202,500      $45,000    $356,489 (5)            $0              $603,989
Chairman of the Board of
Directors and Chief
Executive Officer
============================ ======= =========== ============ ================= =================== ==================

============================ ======= =========== ============ ================= =================== ==================
Michael T. Mason (6)          2006      $43,750      $10,000    $111,458 (7)       $110,000(8)          $275,208
President and Chief
Operating Officer
============================ ======= =========== ============ ================= =================== ==================

============================ ======= =========== ============ ================= =================== ==================
Jan Dulman                    2006      $48,000      $12,000      $20,000           $43,334(9)          $123,334
Controller
============================ ======= =========== ============ ================= =================== ==================

============================ ======= =========== ============ ================= =================== ==================
Drury Gallagher               2006     $132,500      $25,000   $129,170 (10)      $ 72,563 (11)         $359,233
 Chairman Emeritus and
 Treasurer
============================ ======= =========== ============ ================= =================== ==================

Notes to Summary Compensation Table
-----------------------------------

(1) For a discussion of bonus structure see "Narrative Disclosure to the Summary Compensation Table" below.
(2) For details of stock and option grants, including vesting schedules see "Narrative Disclosure to the Summary Compensation Table" below.
(3) This column represents the dollar amount grant date value recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of restricted stock granted to the Named Executives Officers in 2006, in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 123R "Share-based Payments." See
     Note 2(j) on pages F-10 and F-11 of the consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006 regarding assumptions underlying valuation of equity awards. Any estimate of forfeitures related to service-based vesting conditions are disregarded pursuant to the SEC Rules.
(4) This column represents the dollar amount grant date value recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock options granted to the Named Executives Officers in 2006, in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 123R "Share-based Payments." See
     Note 2(j) on pages F-10 and F-11 of the consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006 regarding assumptions underlying valuation of equity awards. Any estimate of forfeitures related to service-based vesting conditions are disregarded pursuant to the SEC Rules
(5) Mr. Krikorian was granted 50,000 shares of restricted common stock as compensation for serving as a director on February 22, 2006 at a fair market value of $1.50 per share. The restricted stock vested on the grant date. Mr. Krikorian also received 900,000 shares of restricted Common Stock pursuant to his employment agreement on June 1, 2003 at a fair market value of $0.25 per share, 600,000 shares of restricted Common Stock pursuant to his employment agreement on January 1, 2005 at a fair market value of $0.50 per share and 600,000 shares of restricted Common Stock pursuant to his employment agreement on June 15, 2006 at a fair market value of $1.70 per share.
(6) Mr. Mason served as a Director from January 1, 2004 until September 15, 2006 when he began serving as Chief Operation Officer.

(7) Mr. Mason was granted 50,000 shares of restricted Common Stock as compensation for serving as a Director on February 22, 2006 at a fair market value of $1.50 per share. The restricted stock vested on the grant date. Mr. Mason was also granted 200,000 shares of restricted Common Stock pursuant to his employment agreement on September 18, 2006 at a fair market value of $ 1.25 per share.
(8) Mr. Mason was granted options to purchase 200,000 shares of Common Stock pursuant to his employment agreement on September 18, 2006 at an exercise price of $1.25 per share.
(9) Mr. Dulman was granted options to purchase 62,500 share of Common Stock pursuant to his employment agreement on June 15, 2006 at an exercise price of $1.70 per share.
(10) Mr. Gallagher was granted 50,000 shares of restricted Common Stock as compensation for serving as a Director on February 22, 2006 at a fair market value of $1.50 per share. Mr. Gallagher also received 900,000 shares of restricted Common Stock pursuant to his employment agreement on February 1, 2003 at a fair market value of $0.25 per share, and 50,000 shares of restricted Common Stock pursuant to his employment agreement on June 15, 2006 at a fair market value of $1.70 per share.
(11) Mr. Gallagher was granted options to purchase 250,000 shares of Common Stock pursuant to his employment agreement on June 15, 2006 at an exercise price of $ 1.70 per share.

             NARRATIVE DISCLOSURE TO THE SUMMARY COMPENSATION TABLE

Description  of  Employment  Arrangements  with the  Company's  Named  Executive
Officers

      Van Krikorian
      -------------
         On June 1, 2003, the Company entered into an employment agreement with Mr. Krikorian. The employment agreement provided for (i) annual base salary of $100,000 per year (subject to payment as cash flow permits) and (ii) a grant of 900,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture upon termination of his employment (other than by death or disability) during the term of the agreement, and which is to be earned, and vested ratably over the term of the agreement and (iii) any bonus determined in accordance with any bonus plan approved by the Board of Directors. The employment agreement had an initial term of three years terminating on June 30, 2006.

         On January 1, 2005, Mr. Krikorian's employment agreement was amended and extended for two years. The amended employment agreement provided that Mr. Krikorian would receive an increase in his annual base salary to $180,000 per year, representing a 80% increase over his previous salary effective January 1, 2005 and an additional grant of 600,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture upon termination of his employment (other than by death or disability) during the term of the agreement, which vest in four equal installments of 150,000 shares each on July 1, 2006, January 1, 2007, July 1, 2007, and January 1, 2008. Prior to the amendment described below, the amended employment agreement was to terminate on June 30, 2008.

         On June 15, 2006, Mr. Krikorian's employment agreement was amended and extended for one year. The amended employment provides that Mr. Krikorian will receive (i) an increase in his annual base salary to $225,000 per year, representing a 25% increase over his previous salary, effective July 1, 2006 and
(ii) an additional 600,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture upon termination of his employment (other than by death or disability) during the term of the agreement, which vest in three equal installments of 200,000 shares each on June 30, 2007, June 30, 2008 and June 30, 2009.

         Mr. Krikorian will still be entitled to receive any bonus as determined in accordance with any plan approved by the Board of Directors. In addition, the restricted stock previously awarded to Mr. Krikorian will continue to vest pursuant to his original employment agreement, as amended previously. The amended employment agreement terminates on June 30, 2009.

      Drury Gallagher
      ---------------
         On July 1, 2002, the Company entered into an employment agreement with Mr. Gallagher. The employment agreement provided for (i) annual grants of 100,000 shares of Common Stock as base salary during the term of the agreement, subject to an adjustment each year, as determined by the Board of Directors, in an amount equal to (x) the increase in the consumer price index or (y) up to 10% of his then base salary and (ii) any bonus determined in accordance with any bonus plan approved by the Board of Directors. The employment agreement had an initial term of four years terminating on June 30, 2006.

         On February 1, 2003, Mr. Gallagher's employment was amended employment agreement with the same termination date. The amended agreement provided that Mr. Gallagher would receive (i) an annual base salary of $100,000 per year (subject to payment as cash flow permits) and (ii) a grant of 900,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture upon termination of his employment with us (other than by death or disability) during the term of the agreement, which vest ratably over the term of the agreement.

         On June 15, 2006, Mr. Gallagher's employment agreement was amended and extended for two and a half years. The amended agreement provides that Mr. Gallagher resign as Chairman and Chief Executive Officer and assume the titles of Chairman Emeritus, Secretary and Treasurer effective December 31, 2006 and June 30, 2006, respectively. In addition, the amended agreement provides that Mr. Gallagher will receive (i) an increase in his annual base salary to $125,000 per year, representing a 25% increase over his previous salary, (ii) an additional 50,000 shares of restricted stock that vests in four equal installments of 12,500 shares each on December 30, 2006, June 30, 2007, December 30, 2007 and June 30, 2008 and (iii) 250,000 stock options to purchase Common Stock at $1.70 per share (the arithmetic mean of the high and low prices of the Company's stock on June 15, 2006), to vest in eight equal installments of 28,125 shares each on September 30, 2006, December 30, 2006, March 30, 2007, June 30 2007, September 30, 2007, December 30, 2007, March 30, 2008 and June 30, 2008.
The restricted stock and options are subject to a substantial risk of forfeiture upon termination of his employment (other than by death or disability) during the term of the Agreement and the option grant was made pursuant to the Global Gold Corporation 2006 Stock Incentive Plan.

         Mr. Gallagher will still be entitled to receive any bonus as determined in accordance with any plan approved by the Board of Directors. In addition, the restricted stock previously awarded to Mr. Gallagher will continue to vest pursuant to his original employment agreement, as amended previously. The amended agreement terminates on December 31, 2008.

      Jan Dulman
      ----------
         On August 1, 2005, the Company entered into an employment agreement with Mr. Jan Dulman as the Controller of the Company. The employment agreement provided for (i) annual base salary of $12,000 per year, (ii) a grant of 40,000 shares of Common stock as a restricted stock award subject to a substantial risk of forfeiture upon termination of his employment (other than by death or disability) during the term of the agreement, and which vest in four equal installments of 10,000 shares each on February 1, 2006, August 1, 2006, February 1, 2007 and August 1, 2007 and (iii) any bonus determined in accordance with any bonus plan approved by the Board of Directors. The employment agreement had an initial term of two years terminating on July 31, 2007.

         On February 6, 2006, Mr. Dulman's employment agreement was amended, retroactively to January 1, 2006 increasing his annual base salary to $24,000 per year, representing a 100% increase from his previous salary.

         On June 15, 2006, Mr. Dulman's employment agreement was amended and extended. The amended agreement provides that Mr. Dulman will receive (i) an increase in his annual base salary to $60,000 per year, representing a 150% increase over his previous salary, effective May 1, 2006 and (ii) an a grant of options to purchase 62,500 shares of Common Stock at $1.70 per share (the arithmetic mean of the high and low prices of the Company's stock on June 15,
2006), that vest in three installments as follows: 20,833 shares on June 15th, 2006, 20,833 shares on November 30, 2006, and 20,834 shares on July 31, 2007.
The options are subject to a substantial risk of forfeiture upon termination of his employment (other than by death or disability) with the Company during the term of the employment agreement and the option grant was made pursuant to the Global Gold Corporation 2006 Stock Incentive Plan.

         Mr. Dulman will still be entitled to receive any bonus as determined in accordance with any plan approved by the Board of Directors. In addition, the restricted stock previously awarded to Mr. Dulman will continue to vest pursuant to his original employment agreement, as amended previously. The restricted stock previously awarded to Mr. Dulman will continue to vest pursuant to his original employment agreement. The amended agreement terminates on July 31, 2007.

      Michael T. Mason
      ----------------
         On September 18, 2006, the Company entered an employment agreement with Michael T. Mason as the Company's Chief Operating Officer. The employment agreement provides that Mr. Mason will receive (i) an annual base salary of $150,000, (ii) 200,000 shares of restricted common stock that vest in four equal installments of 50,000 shares on March 18, 2007, September 18, 2007, March 18, 2008, and September 18, 2008, (iii) options to purchase 200,000 shares of Common Stock at $1.25 per share (the arithmetic mean of the high and low prices of the Company's stock on September 18, 2006), that vest in two equal installments of 100,000 shares on September 18, 2006, September 18, 2007 and (iv) any bonus as determined in accordance with any bonus plan approved by the Board of Directors. The restricted stock and options are subject to a substantial risk of forfeiture upon termination of his employment (other than by death of disability) with the Company during the term of the employment agreement and the option grant was made pursuant to the Global Gold Corporation 2006 Incentive Plan. The employment agreement has an initial term of two years and twelve days, terminating on September 30, 2008.

  Certain Material Terms of Employment Agreements with Named Executive Officers



                                     Date of
                               Date of    Original Annual     Amended and
                              Original      Base Salary        Restated      Amended Annual
           Executive          Agreement                        Agreement      Base Salary
           ---------          ---------   ---------------     -----------    --------------
  Van Z. Krikorian............06/01/03         $180,000        06/15/06         $225,000
  Drury J Gallagher...........02/01/02        see above        06/15/06         $125,000
  Jan Dulman..................08/01/05          $12,000        06/15/06          $60,000
  Michael T. Mason............09/18/06         $150,000           NA                  NA


         Description of Bonuses

The Compensation Committee adopted a policy of granting cash bonuses of approximately 20% of the salary to the current executive officers of the Company.

The Company has declared cash bonuses to officers in the United States of $102,000 that is included in officers' compensation and in accounts payable and accrued expenses.

The Company has declared stock bonuses to eight key employees in Armenia for a total of 32,500 shares of common stock at $0.86 per share for a total value of $27,950 which vest over two years. As of December 31, 2006, the $27,950 was included in unearned compensation and in accounts payable and accrued expenses. The Company issued stock bonuses to a total of seventy one employees in Armenia, including the eight key employees noted above.


             OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2006 TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                              Option Award                                           Stock Awards
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Equity
                                                                                                             Incentive     Equity
                                                  Equity                                                     Plan        Incentive
                                                 Incentive                                                   Awards:    Plan Awards:
                                                    Plan                                                     Number of   Market or
                          Number                  Awards:                                          Market    Unearned   Payout Value
                            of      Number of    Number of                          Number of     Value of   Shares,    of Unearned
                        Securities  Securities   Securities                         Shares or    Shares or   Units or     Shares,
                        Underlying  Underlying   Underlying                         Units of      Units of   Other        Units or
                        Unexercised Unexercised  Unexercised  Option               Stock That    Stock That  Rights     Other Rights
                          Options     Options     Unearned   Exercise   Option      Have Not      Have Not   That Have   That Have
    Named Executive         (#)         (#)        Options    Price   Expiration      Vested       Vested    Not Vested  Not Vested
       Officers         Exercisable Unexercisable    (#)      ($)(1)     Date          (#)           ($)        (#)          ($)
====================================================================================================================================
Van Z. Krikorian                                                                    450,000(2)    $225,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    600,000(3)   $1,020,000
====================================================================================================================================
Michael T. Mason        100,000(4)   100,000(4)               $1.25    9/18/2016
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    200,000(5)    $250,000
====================================================================================================================================
Jan Dulman               41,666(6)   20,834(6)                $1.70    6/15/2016
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    20,000(7)      $34,000
====================================================================================================================================
Drury Gallagher         150,000 (8)      0                    $0.11    7/30/2007
------------------------------------------------------------------------------------------------------------------------------------
                         62,500(9)   187,500(9)               $1.70    6/15/2016
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    37,500(10)     $63,750
====================================================================================================================================

Notes to Outstanding Equity Awards at Fiscal Year End 2006 Table

(1) This column represents the exercise price of awards of options to purchase the Company's Common Stock which exercise price was not less than the closing price on the grant date.
(2) Mr. Krikorian was granted 600,000 shares of restricted stock pursuant to his employment agreement on January 1, 2005. The restricted stock vest four equal installments of 150,000 shares each on July 1, 2006, January 1, 2007, July 1, 2007, and January 1, 2008.
(3) Mr. Krikorian was granted 600,000 shares of restricted Common Stock pursuant to his employment agreement on June 15, 2006. This restricted stock vest in three equal installments of 200,000 shares each on June 30, 2007, June 30, 2008 and June 30, 2009.
(4) Mr. Mason was granted options to purchase 200,000 shares of Common Stock pursuant to his employment agreement on September 18, 2006. The options vest in two equal installments of 100,000 shares each on September 18, 2006 and September 18, 2007.
(5) Mr. Mason was granted 200,000 shares of restricted Common Stock pursuant to his employment agreement on September 18, 2006. The restricted stock vest in four equal installments of 50,000 shares each on March 18, 2007, September 18, 2007, March 18, 2008 and September 18, 2008.
(6) Mr. Dulman was granted options to purchase 62,500 share of Common Stock pursuant to his employment agreement on June 15, 2006. The options vest in three installments as follows: 20,833 shares on June 15, 2006, 20,833 shares on November 30, 2006 and 20,834 shares on July 31, 2007.
(7) Mr. Dulman was granted 40,000 shares of restricted Common Stock pursuant to his employment agreement on August 1, 2005. The restricted stock vest in four equal installments of 10,000 shares each on January 31, 2006, July 31, 2006, January 31, 2007 and July 31, 2007.
(8) Mr. Gallagher was granted options to purchase 150,000 shares of Common Stock pursuant to the Company's 1995 Stock Option Plan (which is now terminated) on July 1, 2002 at an exercise price of $0.11 per share. The options vested in two equal installments of 75,000 shares each on July 1, 2003 and 75,000 on July 1, 2004.
(9) Mr. Gallagher was granted options to purchase 250,000 shares of Common Stock pursuant to his employment agreement on June 15, 2006 at an exercise price of $1.70 per share. The options vest in eight equal installments of 31,250 shares each on September 30, 2006, December 30, 2006, March 30, 2007, June 30, 2007, September 30, 2007, December 30,
         2007, March 30, 2008 and June 30, 2008.

(10) Mr. Gallagher was granted 50,000 shares of restricted Common Stock pursuant to his employment agreement on June 16, 2006. The restricted stock vest in four equal installments of 12,500 shares each on December 30, 2006, June 30, 2007, December 30, 2007 and June 30, 2008.


                             OWNERSHIP OF SECURITIES

                           BENEFICIAL OWNERSHIP TABLE

         The following table shows, as of April 17, 2007 except as noted, information with respect to the beneficial ownership of shares of our Common Stock by each of our current directors or nominees, each of our Named Executive Officers, each person known by us to beneficially own more than 5% of our Common Stock (as of December 31, 2006 derived exclusively from SEC filings of such beneficial owner), and all of our directors and executive officers as a group. Beneficial ownership is determined under the rules of the SEC and includes voting or investment power with respect to the securities.

         Unless indicated otherwise below, the address for each listed director and officer is Global Gold Corporation, 45 East Putnam Avenue, Suite 118, Greenwich Connecticut 06830. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by that person that are exercisable within 60 days following April 17, 2007, but excludes shares of Common Stock underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 33,451,885 shares of Common Stock outstanding as of April 17, 2007.




  Title of                         Name and Address of                       Number of
    Class                           Beneficial Owner                         Shares(1)            Percentage of class
--------------      --------------------------------------------------    ---------------         -------------------

(i)  More than 5% Beneficial Owners
Common              Farallon Capital Management, LLC.........................   7,040,000 (2)             17.38%
                    One Maritime Plaza, Ste 1325
                    San Francisco, CA 94111

Common              Firebird Global Master Fund, LTD.........................   4,833,333 (3)             12.62%
                    c/o Citco Fund Services (Cayman) Ltd
                    Regatta Office Park, West Bay Park
                    PO Box 31106, SMB
                    Grand Cayman, Cayman Islands

Common              Firebird Republic Fund, LTD..............................   2,588,167 (4)              7.18%
                    c/o Trident Trust Co. (Cayman) Ltd
                    1 Capital Place, Box 847
                    Grand Cayman, Cayman Islands

Common              Firebird Avrora Fund, LTD................................   2,585,000 (5)              7.17%
                    c/o Trident Trust Co. (Cayman) Ltd
                    1 Capital Place, Box 847
                    Grand Cayman, Cayman Islands

                                       17


Common              Persistency
                    c/o Chasm Lake Management Services, LLC..................   2,666,667 (6)              7.38%
                    850 Seventh Avenue, Ste 701
                    New York, NY 10019

Title of                         Name and Address of                       Number of
    Class                           Beneficial Owner                         Shares(1)            Percentage of class
--------------      --------------------------------------------------    ---------------         -------------------
(ii)  Directors and Executive Officers

Common              Drury J. Gallagher.......................................   2,762,828 (7)              9.25%
                    107 Eakins Road
                    Manhasset, NY 11030

Common              Van Z. Krikorian.........................................   2,250,000 (8)              7.00%
                    5 Frederick Court
                    Harrison, NY 10528

Common              Nicholas J. Aynilian.....................................   1,735,000 (9)              4.93%
                    P.O. Box 1963
                    Canal Street Station
                    New York, NY 10013

Common              Michael T. Mason.........................................     450,000 (10)             1.64%
                    142 Stratford Avenue
                    Garden City, NY 11530

Common              Jan Dulman...............................................      81,666 (11)          *
                    55 Davey Drive
                    West Orange, NJ 07052

Common              Ian Hague................................................     200,000               *
                    152 West 57th Street
                    New York, NY 10019

Common              Dr. W.E.S. Urquhart......................................      74,000               *
                    San Juan de la Cruz
                    Las Condes
                    Santiago, Chile

Common              Hrayr Agnerian...........................................     175,001 (12)          *
                    82 Mentor Boulevard
                    North York, Ontario M2H 2N1

Common              Lester Caesar............................................      40,000               *
                    8 Elizabeth Court
                    Briarcliff Manor, NY 10510

                                       18


Title of                         Name and Address of                       Number of
    Class                           Beneficial Owner                         Shares(1)            Percentage of class
--------------      --------------------------------------------------    ---------------         -------------------
Common              Harry Gilmore............................................     150,000               *
                    4848 N. 30th Street
                    Arlington, VA 22207
                                                                          ---------------         -------------
                         Directors and executive officers as a group:           7,918,495                 22.82%

* Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

(1) For purposes of this table, a person or group is deemed to have beneficial ownership of any shares which such person has the right to acquire within 60 days after April 17, 2007. For purposes of calculating the percentage of outstanding shares held by each person named herein, any shares which such person has the right to acquire within 60 days after April 17, 2007 are deemed to be outstanding, but not for the purpose of calculating the percentage ownership of any other person.
(2) This amount includes 1,760,000 shares of Common Stock issuable upon the exercise of the Warrants acquired by Farallon Capital Management, LLC under the Stock Subscription and Stockholders Agreement dated April 4, 2006.
(3) This amount includes 500,000 shares of Common Stock issuable upon the exercise of the Warrants acquired by Firebird Global Master Fund, Ltd under the Stock Subscription and Stockholders Agreement dated July 29, 2005. This amount also includes 33,333 shares of Common Stock issuable upon the exercise of the Warrants acquired by Firebird Global Master Fund, Ltd under the Stock Subscription and Stockholders Agreement dated April 4, 2006.
(4) This amount includes 250,000 shares of Common Stock issuable upon the exercise of the Warrants acquired by Firebird Republics Fund, Ltd under the Stock Subscription and Stockholders Agreement dated July 29, 2005.
(5) This amount includes 250,000 shares of Common Stock issuable upon the exercise of the Warrants acquired by Firebird Avrora Fund, Ltd under the Stock Subscription and Stockholders Agreement dated July 29, 2005.
(6) This amount includes 666,667 shares of Common Stock issuable upon the exercise of the Warrants acquired by Persistency under the Stock Subscription and Stockholders Agreement dated April 4, 2006.
(7) This amount includes 150,000 shares of common stock issuable upon the exercise of the option granted to Mr. Gallagher on July, 2002 expiring in June 2007 at a price of $0.11 per share and 900,000 shares of common stock as a stock award under the terms of the February 1, 2003 amended and restated four-year employment agreement. This amount also includes 84,375 shares of common stock issuable upon the exercise of options granted to Mr. Gallagher and 50,000 shares of common stock as a stock award under the terms of the June 15, 2006 employment agreement extension.
(8) This amount includes 900,000 shares of Common Stock as a stock award to Mr. Krikorian under his June 8, 2003 employment agreement, 600,000 shares of Common Stock as a stock award under his January 11, 2005 employment agreement extension, and 600,000 shares of Common Stock as a stock award under his June 15, 2006 employment agreement extension.
(9) This amount includes 1,400,000 shares owned by NJA Investments, Inc as to which Mr. Aynilian has the sole voting power and the sole investment power.
(10) This amount includes 100,00 shares of common stock issuable upon the exercise of options granted to Mr. Mason and 200,000 shares of common stock as a stock award under the terms of the September 18, 2006 employment agreement.
(11) This amount includes 40,000 shares of common stock as a stock award under the terms of the August 1, 2005 employment agreement and 41,666 shares of common stock issuable upon the exercise of options granted to Mr. Dulman under the terms of the June 15, 2006 amended employment agreement.
(12) This amount includes 41,667 shares of common stock issuable upon the exercise of options granted to Mr. Agnerian under the terms of his employment agreement.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities (collectively, "Section 16 reporting persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Global Gold. Section 16 reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and on written representations that no other reports were required, during the fiscal year ended December 31, 2006, the Section 16 reporting persons complied with all
Section 16(a) filing requirements applicable to them, except that: (i) on March 21, 2006, Forms 4 were filed on behalf of Messrs. Gallagher, Krikorian, and Mason reporting the acquisition of securities that were acquired on February 22, 2006, (ii) on March 22, 2006, Forms 4 were filed on behalf of Messrs. Aynilian, Hague, and Urquhart reporting the acquisition of securities that were acquired on March 13, 2006, January 11, 2005 and February 10, 2006 respectively and (iii) on December 1, 2006, Forms 4 were filed on behalf of Messrs. Hague and Sawikin reporting the acquisition of securities that were acquired on April 3, 2006. Except as described above, since December 31, 2005 based solely on a review of subsequent filings, the Section 16(a) reporting persons have complied with the
Section 16(a) filing requirements through the date of this Proxy Statement. Global Gold's periodic reports filed during the period included information with respect to the ownership of Common Stock by such persons.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         It is our policy that all employees must avoid any activity that is or has the appearance of being hostile, adverse or competitive with Global Gold, or that interferes with the proper performance of their duties, responsibilities or loyalty to Global Gold.

         In addition to the Global Gold policy described above, the SEC has specific disclosure requirements covering certain types of transactions involving Global Gold and a director, executive officer or other specified party. Except as described below, with regard to SEC rules, we have not engaged in any transaction, or series of similar transactions, since the beginning of 2004, or any currently proposed transaction, or series of similar transactions, to which Global Gold or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, nominees for election as a director, beneficial owners of more than 5% of our Common Stock or members of their immediate families had, or will have, a direct or indirect material interest.

         Pursuant to the Share Purchase Agreement, dated as of January 23, 2006, by and between, Global Gold Mining, LLC and Simon Cleghorn, Sergio DiGiovani, Armen Ghazarian, and Frank Pastorino (the "Sellers"), Global Gold Mining purchased 80 of the shares of Athelea Investments from the Sellers for $115,000. The purchase price was paid with 100,000 shares of the Company's Common Stock which had a value of $1.15 per share on the date of the purchase agreement. All assets (including the "Athelea" name) not related to the approximately 27 square kilometer Getik gold/uranium exploration license area were transferred back to the Sellers. Mr. Cleghorn was Director of Exploration and Mining of Global Gold Mining, LLC until his resignation on September 30, 2006 and is currently senior Geologist for Exploration of Global Gold Mining, LLC. Frank Pastorino is currently director of business operations of the Company.

         None of the following persons has been indebted to Global Gold or its subsidiaries at any time since the beginning of 2004: any of our directors or executive officers; any nominee for election as a director; any member of the immediate family of any of our directors, executive officers or nominees for director; any corporation or organization of which any of our directors, executive officers or nominees is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities (except trade debt entered into in the ordinary course of business); and any trust or other estate in which any of the directors, executive officers or nominees for director has a substantial beneficial interest or for which such person serves as a trustee or in a similar capacity.

         We do not believe that in any material circumstance either Global Gold or another corporation or organization is a sole-source supplier to the other with regard to the any good or service. We also do not believe that in any case the director, executive officer, or nominee for director receives any compensation from another corporation or organization that is directly linked to the revenue or profits of the Global Gold-related business.

         PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         On May 10, 2006, at the Audit Committee of the Company approved the engagement of Sherb & Co., LLP as the Company's independent auditors for the fiscal year ended 2006 and dismissed Allen G. Roth P.A., effective May 15, 2006. Due to the growth of the Company and the increased complexity of its operations, the Audit Committee decided to seek a firm with broader experience and capacity to audit the Company's financial statements. The appointment of Sherb & Co, LLP was effective on May 15, 2006.

         In accordance with the Audit Committee Charter, the Audit Committee has selected appointed Sherb & Co., LLP as our independent auditors for the year ending December 31, 2007, the Board of Directors has concurred in an advisory capacity with the selection, and the selection is now being submitted to the stockholders at the annual meeting for their ratification or rejection. If the stockholders do not ratify the selection of Sherb & Co., LLP as the independent auditors, the Audit Committee will reconsider whether to engage Sherb & Co., LLP, but may ultimately determine to engage that firm or another audit firm without re-submitting the matter to stockholders. Even if the stockholders ratify the selection of Sherb & Co., LLP, the Audit Committee may in its sole discretion terminate the engagement of Sherb & Co., LLP and direct the appointment of another independent auditor at any time during the year, although it has no current intention to do so.

         The audit reports of Allen G. Roth P.A. on the financial statements of the Company as of and for the years ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Allen G. Roth P.A. on the financial statements of the Company as of and for the year ended December 31, 2005 noted that such financials were prepared assuming that the Company would continue as a going concern and did not include adjustments that might be necessary should the Company be unable to continue as a going concern. On April 4, 2006, the Company has raised an additional $13,000,000 of equity capital in a private placement and accordingly believes that it has addressed the going concern issue.

         In connection with the audits of the two fiscal years ended December 31, 2006 and 2005, there have been no (1) disagreements with Allen G. Roth P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Allen G. Roth P.A., would have caused Allen G. Roth P.A. to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as described under Item 304(a)(1)(iv)(c) of Regulation S-B.

         The Company has requested Allen G. Roth P.A. to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

         During the two most recent fiscal years ended December 31, 2006 and December 31, 2005, the Company did not consult with Sherb & Co., LLP regarding any of the matters or events set forth in Item 304(E)(2)(i) and (ii) of Regulation S-B

         The following table sets forth the fees that we paid or accrued for the audit and other services provided by Sherb & Co., LLP our current independent auditors, Allen G. Roth, P.A., our former independent auditors in fiscal year 2005 and Grant Thornton Amyot LLC in fiscal year 2005:

                                Grant Thornton Amyot LLC       Allen G. Roth, P.A.            Sherb& Co., LLP
                                ------------------------       -------------------            ---------------
                                     (accountant for       (Principal Accountants for        (Current Principal
                                significant subsidiaries)           FYE 2005)            Accountants for FYE 2006)
                                   2005          2006         2005           2006           2005           2006
                                   ----          ----         ----           ----           ----           ----
            Audit Fees            $7,947          N/A       $31,000        $13,500           N/A         $89,640
            Audit-Related Fees       --           N/A          --              --            N/A            --
            Tax Fees                 --           N/A          --              --            N/A            --
            All Other Fees           --           N/A          --              --            N/A            --
            Total                 $7,947          N/A       $31,000        $13,500           N/A         $89,640

         Audit Fees. This category includes the audit of our annual financial statements, reviews of financial statements included in our Quarterly Reports on Form 10-QSB, and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the listed fiscal years. This category also includes fees for advice on accounting matters that arose during, or as a result of, the annual audit or the reviews of interim financial statements.

         Audit-Related Fees. This category consists of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees." The services for the fees disclosed under this category include benefit plan audits, other accounting consulting, vendor compliance audits, royalty audits and due diligence services rendered in connection with acquisitions.

         Tax Fees. This category consists of professional services primarily in connection with strategic planning with respect to possible acquisitions.

         All Other Fees. This category consists of fees for subscriptions and other miscellaneous items.

         Pre-Approval Policies and Procedures. In accordance with the Audit Committee Charter, the Audit Committee reviews and approves in advance on a case-by-case basis each engagement (including the fees and terms thereof) by us of accountants who will perform permissible non-audit services or audit, review or attest services for the Company. The Audit Committee is authorized to establish detailed pre-approval policies and procedures for pre-approval of such engagements without a meeting of the Audit Committee, but the Audit Committee has not established any such pre-approval procedures at this time.

         All audit fees, audit-related fees, tax fees and all other fees of our principal accountant for 2006 were pre-approved by the Audit Committee in accordance with the Audit Committee Charter and its policy on permissible non-audit service or audit, review or attest services for the Company to be provided by its independent auditors, and no such approval was given through a waiver of such policy for the de minimus amounts or under any of the other circumstances as prescribed by the Exchange Act.

     Representatives of Sherb & Co., LLP are expected to be present at the Annual Meeting.

     The Board of Directors hereby requests that the stockholders ratify the appointment of Sherb & Co., as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SHERB & CO., LLP AS INDEPENDENT AUDITORS

                      CODE OF BUSINESS CONDUCT AND ETHICS

         On April 4, 2005, the Board of Directors adopted a Code of Ethics (the "Code of Ethics") as required by the SEC rules, which applies to all of our directors, executive officers and employees. The Code of Ethics sets forth our commitment to conduct our business in accordance with the highest standards of business ethics and to promote the highest standards of honesty and ethical conduct by our directors, executive officers and employees. A copy of the Code of Ethics is available on the Company's website at www.globalgoldcorp.com.

                             SOLICITATION OF PROXIES

         The cost of solicitation of proxies in the form enclosed herewith will be paid by Global Gold. We expect to pay fees and expenses in the amount of $7,000 to American Registrar & Trust Company for services in connection with the solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies personally or by telephone without additional compensation for such activities. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

             STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2008

         For stockholder proposals to be included in the Company's proxy materials relating to the Annual Meeting of Stockholders to be held in 2008, all applicable requirements of Rule 14a-8 promulgated under the Exchange Act must be satisfied. Stockholder who wish to recommend individuals for consideration to become nominees for election to the Board of Directors must include sufficient biographical information concerning the recommended individual, including age; five-year employment history with job titles, responsibilities, employer names and a description of the employer's business; whether such individual can read and understand basic financial statements; and board memberships (if any). Each submission must be accompanied by contact information for two business references and a signed, written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Submissions by stockholders must be received by the Secretary of the Company at: Global Gold Corporation, 45 East Putnam Avenue, Suite 118, Greenwich, Connecticut 06830, Attn.: Drury Gallagher, Secretary no later than February 16, 2008.

             STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Our Board of Directors believes that it is important to offer stockholders the opportunity to communicate with our directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors, Global Gold Corporation, 45 East Putnam Avenue, Suite 118, Greenwich, Connecticut 06830. The name of any intended recipient should be noted in the communication. The Board of Directors has instructed the Secretary, or other employee designated by the Secretary, to forward correspondence to the intended recipients; however, the Board of Directors has also instructed the Secretary, or such employee designated by the Secretary, to review such correspondence and, in his discretion, not to forward items that are deemed commercial, frivolous or otherwise inappropriate for consideration by the Board of Directors. In such cases, correspondence may be forwarded elsewhere for review and possible response.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                                             By Order of the Board of Directors




                                             Drury Gallagher
                                             Secretary
Dated:  April 30, 2007

                             GLOBAL GOLD CORPORATION

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned stockholder of Global Gold Corporation (the "Company") hereby appoints Drury J. Gallagher and Van Z. Krikorian and each of them, with power of substitution to each, true and lawful proxies of the undersigned and hereby authorizes them to represent and vote, as specified herein, all shares of Common Stock of the Company held of record by the undersigned as of the close of business on April 17, 2007 at the Annual Meeting of Stockholders of the Company to be held on June 15, 2007 at 10:00 a.m., local time, at Global Gold Corporation, located at 45 East Putnam Avenue, Suite 118, Greenwich, Connecticut 06830 (the "Annual Meeting"), and any adjournments or postponements thereof.

         The shares represented by this proxy will be voted in the manner directed. If no direction is given, the shares will be voted FOR the five nominees of the Board of Directors listed in Proposal 1, and FOR Proposal 2 in their discretion, the proxies are each authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

PROPOSAL 1.  Election of Directors

|_| FOR all nominees listed below           |_| WITHHOLD authority to vote for
                                                all nominees listed below

To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

Nicholas J. Aynilian, Drury J. Gallagher, Harry Gilmore, Ian C. Hague and Van Z. Krikorian

Our Board of Directors unanimously recommends a vote FOR each of the nominees named above.

PROPOSAL 2. To ratify the appointment of Sherb & Co., LLP as independent auditors of the Company for the fiscal year ending December 31, 2007.

|_| FOR PROPOSAL 2    |_| AGAINST PROPOSAL 2    |_| ABSTAIN ON PROPOSAL 2

Our Board of Directors unanimously recommends a vote FOR the approval of Proposal 2.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement, dated April 30, 2007 and, the Company's Form 10-KSB for fiscal year ended December 31, 2006.

Signature:  __________________________

Signature:  _________________________

Date:  __________________________

                           (This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)